Aston Funds

ASTON Small Cap Growth Fund (the “Fund”)

(Formerly ASTON/Crosswind Small Cap Growth Fund)

Supplement dated February 16, 2012 to the Class N shares Prospectus dated March 1, 2011 for the Aston Funds (the “Class N Shares Prospectus”), and the Summary Prospectus dated March 1, 2011 for the Fund (the “Summary Prospectus”), and the Class I shares Prospectus dated May 27, 2011 for the Fund (the “Class I Shares Prospectus” and together with the Class N Shares Prospectus and the Summary Prospectus, the “Prospectuses”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with the Prospectuses. Keep it for future reference.

CHANGE IN SUBADVISER AND FUND NAME

Effective as of February 17, 2012 (the “Effective Date”), Lee Munder Capital Group, LLC (“LMCG”) has been appointed as the subadviser to the Fund, and the Fund has changed its name to ASTON Small Cap Growth Fund. There is no change in the Fund’s portfolio management team or its current investment objective, principal investment strategies or management fees.

As of the Effective Date, the following information replaces the information in the Prospectuses relating to the Fund’s subadviser:

Management

LMCG serves as the subadviser to the Fund. Mr. Andrew Morey, CFA, lead portfolio manager for LMCG’s small and small/mid cap investment strategies, has served as the portfolio manager since the Fund’s inception in November 2010.

As of the Effective Date, the following information related to the Fund’s subadviser, replaces the information in the Class N Shares Prospectus and the Class I Shares Prospectus:

Lee Munder Capital Group, LLC

LMCG, 200 Clarendon Street, 28th Floor, Boston, MA 02116, was founded in August 2000. LMCG is majority-owned by Convergent Capital Management, LLC. As of December 31, 2011, LMCG had assets of approximately $4.7 billion under management.

Andrew Morey, CFA

Mr. Morey, lead portfolio manager for LMCG’s small and small/mid cap growth investment strategies, joined LMCG in January 2012. Mr. Morey has 19 years of investment management experience and prior to joining LMCG he served as portfolio manager at Crosswind Investments, LLC, for Crosswind’s small and small/mid cap investment strategies. Previously, Mr. Morey was the founder and portfolio manager of Tartan Partners, LLC, from 2005 to 2007. Prior to Tartan Partners, Mr. Morey worked at State Street Research & Management as a portfolio manager, and at Gabelli & Co as a research analyst. Mr. Morey holds the Chartered Financial Analyst designation.

For more information, please call Aston Funds: 800 992-8151 or visit our website at www.astonfunds.com

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